UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

STAAR SURGICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 9, 2005, STAAR Surgical Company issued a press release announcing its financial results for the quarter and the year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On March 9, 2005, STAAR Surgical Company held an earnings conference call to discuss the financial results for the quarter and the year ended December 31, 2004. An archive of the webcast of the conference call has been posted on the Company’s website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, is being furnished, and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press release dated March 9, 2005.
99.2	Transcript of earnings conference call held on March 9, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 14, 2005	STAAR SURGICAL COMPANY By: /s/ John Bily —————————————— John Bily Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated March 9, 2005.

99.2         Transcript of earnings conference call held on March 9, 2005.